SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

CUMBERLAND BANCORP, INCORPORATED

(Exact name of registrant as specified in its charter)

Tennessee	000-27393	62-1297760

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 Corporate Centre
810 Crescent Centre Drive, Suite 320
Franklin, Tennessee	37067

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 383-6619

Not Applicable

(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE 04/29/03

Item 9. Regulation FD Disclosure.

The following information is being furnished pursuant to Item 12 “Results of Operations and Financial Condition.” On April 29, 2003, Cumberland Bancorp, Incorporated issued a press release announcing its first quarter earnings results, the text of which is set forth in Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUMBERLAND BANCORP, INCORPORATED

Date: April 29, 2003	By:	/s/ Andy LoCascio Andy LoCascio Chief Financial Officer

EXHIBIT INDEX

No.	Exhibit

99.1	Earnings Press Release Issued by Cumberland Bancorp, Incorporated dated April 29, 2003.